EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT



         We  consent to the use of our report  dated July 26,  2000,  except for
Note 15 as to which the date is March 7, 2001 in the Registration Statement on Form 10-SB, Amendment No. 4 of Superconductive Components, Inc.




                                                /s/HAUSSER + TAYLOR LLP


Columbus, Ohio
March 29, 2001